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                                                                   EXHIBIT 10.11

                               FIRST AMENDMENT TO
                          KENT ELECTRONICS CORPORATION
                    TAX-DEFERRED SAVINGS AND RETIREMENT PLAN

                               W I T N E S S E T H

      WHEREAS, KENT ELECTRONICS CORPORATION (the "Plan Sponsor") maintains the Kent Electronics Corporation Tax-Deferred Savings and Retirement Plan (the "Plan") for the benefit of its eligible employees and their beneficiaries; and

      WHEREAS, in Section 11.1 of the Plan, the Plan Sponsor reserved the right to amend the Plan at any time; and

      WHEREAS, it has been determined that the Plan should be amended in order to set forth certain changes requested by the Internal Revenue Service in connection with the issuance of a favorable determination letter for the Plan,

      NOW, THEREFORE, the Plan is hereby amended, effective as of March 26, 1989, by this First Amendment thereto as follows:

      1. The reference to the date "December 31, 1994" in the second paragraph of Section 1.10 of the Plan shall be changed to "December 31, 1993".

      2. Except as modified herein, the Plan is specifically ratified and affirmed.

      3. In order to effectuate the amendments described in Paragraph 1 above, the substitute page I-7 attached hereto shall be inserted into the Plan in place of the above described original section.

      IN WITNESS WHEREOF, the First Amendment to the Plan is executed this 15th day of November, 1995.

                                          PLAN SPONSOR:

                                          KENT ELECTRONICS CORPORATION
ATTEST:

By: /s/ Kim K. Johnson                    By: /s/ Stephen J. Chapko
    ------------------------                  -----------------------------
Printed Name: Kim K. Johnson              Printed Name: Stephen J. Chapko
Title: Corporate Accounting               Title: Vice President - Treasurer


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                                          TRUSTEE:

                                          SMITH BARNEY PRIVATE TRUST
                                          COMPANY

                                          By:/s/ Donald E. Rose
                                             -------------------------
                                          Printed Name: Donald E. Rose
                                          Title: Vice President


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